CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report of Bedford Bancshares, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") as filed with the Securities and Exchange Commission, we, Harold K. Neal, President and Chief Executive Officer, and James W. Smith, Vice President, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.


/s/ Harold K. Neal                             /s/ James W. Smith
--------------------------------               ---------------------------------
Harold K. Neal                                 James W. Smith
President and Chief Executive Officer          Vice President, Treasurer and
                                               Chief Financial Officer


May 14,2003